May 1, 2015

DREYFUS BNY MELLON FUNDS, INC.
Dreyfus Yield Enhancement Strategy Fund

Supplement to Statutory Prospectus
dated February 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's statutory prospectus:

Effective on or about May 29, 2015 (the Effective Date), the fixed-income investment strategies and the investment ranges (expressed as a percentage of the fund's investable assets) for allocating the fund's assets among those strategies, and the underlying funds in which the fund may invest, as of the Effective Date, are as follows:

Strategy
Underlying Fund	Range

Corporate Fixed-Income Securities Strategies	0% to 40%
BNY Mellon Corporate Bond Fund

High Yield Securities Strategies	0% to 40%
Dreyfus High Yield Fund

Floating Rate Securities Strategies	0% to 40%
Dreyfus Floating Rate Income Fund

Emerging Markets Debt Strategies	0% to 40%
Dreyfus Emerging Markets Debt Local Currency Fund
Unaffiliated Underlying Fund

Municipal Securities Strategies	0% to 40%
BNY Mellon Municipal Opportunities Fund

TIPS Strategies	0% to 40%
Dreyfus Inflation Adjusted Securities Fund

Opportunistic Fixed-Income Strategies	0% to 40%
Dreyfus Global Dynamic Bond Fund
Dreyfus Opportunistic Fixed Income Fund

Description of Investment Strategy — Underlying Funds

The opportunistic fixed-income strategies is a newly added investment strategy. The following describes the additional underlying funds in which the fund currently intends to allocate its assets in the opportunistic fixed-income strategies, as of the Effective Date.

Opportunistic Fixed-Income Strategies

The underlying funds in which the portion of the fund's assets allocated to the opportunistic fixed-income strategies may be invested currently include Dreyfus Global Dynamic Bond Fund and Dreyfus Opportunistic Fixed Income Fund.

Dreyfus Global Dynamic Bond Fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce absolute or real returns across economic cycles. This underlying fund is not managed to a benchmark index. Rather than managing to track a benchmark index, this underlying fund seeks to provide returns that are largely independent of market moves. This underlying fund's investments will be focused globally among the developed and emerging capital markets of the world. This underlying fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The portfolio managers for this underlying fund employ a dynamic, unconstrained approach in allocating the underlying fund's assets globally, principally among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies. This underlying fund obtains investment exposure to these fixed-income asset classes and currencies by investing in securities and through derivative instruments. This underlying fund may invest in the securities of companies of any market capitalization and bonds of any maturity or duration.

The portfolio managers for this underlying fund combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the underlying fund's investments among and within fixed-income asset classes and currencies. In choosing investments, the portfolio managers for this underlying fund look for what they consider to be the best opportunities in the global fixed-income and currency markets at any given time.

Dreyfus Opportunistic Fixed Income Fund normally invests in fixed-income securities, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans and other floating rate securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments of all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Fixed-income securities in which this underlying fund may invest may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. The portfolio managers for this underlying fund typically allocate fund assets among the following sectors of the fixed-income market: (i) the below investment grade sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector. The portfolio managers for this underlying fund normally allocate 0% to 70% of this underlying fund's net assets in each of these four categories of market sectors.

This underlying fund is managed using a blend of macro-economic, quantitative and fundamental analysis. Through security selection and tactical allocation across fixed-income asset classes and sectors, countries and currencies, the portfolio managers for this underlying fund seek to construct a portfolio comprised of the best opportunities to produce absolute returns with low correlation with, and less volatility than, major markets over the long term. This underlying fund is not managed to a benchmark index. Rather than managing to track a benchmark index, this underlying fund seeks to provide returns that are largely independent of market moves.

Although this underlying fund may invest in or have investment exposure to individual bonds of any maturity or duration, and there are no restrictions on the dollar-weighted average maturity of this underlying fund's portfolio, the average effective duration of the underlying fund's portfolio typically will range between negative three (-3) and seven (7) years.

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Performance

The fund's performance is compared to the Barclays U.S. Aggregate Bond Index, a broad-based securities market index. As of the Effective Date, the fund also will provide a comparison of the performance of its shares to that of the Lipper Alternative Credit Focus Funds Index to show how the fund's performance compares with the returns of mutual funds that, by prospectus language, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modelling in seeking to benefit from any changes in credit quality, credit spreads, and market liquidity.